EXECUTION VERSION
FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of December 14, 2020, is entered into among WESCO RECEIVABLES CORP. (the “Seller”), WESCO DISTRIBUTION, INC. (“WESCO” or the “Servicer”), the Purchasers (each, a “Purchaser”) and Purchaser Agents (each, a “Purchaser Agent”) party hereto, and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”).
RECITALS
1.    The Seller, the Servicer, each Purchaser, each Purchaser Agent and the Administrator are parties to the Fifth Amended and Restated Receivables Purchase Agreement, dated as of June 22, 2020 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).
2.    Concurrently herewith, the parties hereto are entering into that certain Eighth Amended and Restated Fee Letter (the “Restated Fee Letter”).
3.    The parties hereto desire to amend the Agreement as hereinafter set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.    Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.
2.    Rebalancing and Certain Consents.
(a)    Initial Purchases; Rebalancing. On the Effective Date, the Seller is requesting that the Purchasers fund a new Purchase on the Effective Date pursuant to a Purchase Notice delivered in accordance with Section 1.2(a). Such Purchase Notice provides that each Purchaser Group will fund a non-ratable portion of the aggregate Purchase such that, after giving effect to such Purchase, each Purchaser Group’s outstanding Investment will be equal to its Ratable Share of the Aggregate Investment.
(b)    Certain Consents. The parties hereto hereby consent to the non-ratable funding of the foregoing Purchase on the terms set forth in clause (a) above as set forth above on a one-time basis.
3.    Amendments to the Agreement. On the Effective Date, the Agreement is hereby amended as follows:
739118025

(a)    The definition of “Purchase Limit” set forth in Exhibit I of the Agreement is hereby amended by deleting “$1,025,000,000” where it appears therein and replacing it with “$1,200,000,000”.
(b)    Schedule VI to the Agreement is hereby deleted in its entirety and replaced with Schedule VI attached hereto.
4.    Representations and Warranties. The Seller and the Servicer hereby represent and warrant to each of the parties hereto as of the Effective Date:
(a)    Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement, as amended hereby, are true and correct as of the Effective Date.
(b)    No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
5.    Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment shall remain in full force and effect. As of and after the Effective Date, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
6.    Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) which shall be the later of (a) January 4, 2021 and (b) the date at which the Administrator has executed this Amendment and receives each of the following, in each case in form and substance reasonably satisfactory to the Administrator: (i) counterparts of this Amendment executed by each of the other parties hereto, (ii) an opinion of counsel for the Seller and Servicer, dated as of the Effective Date and addressed to the Purchasers and the Administrator as to certain corporate, enforceability and no-conflicts matters, (iii) customary officers certificates of each of the Seller and Servicer, (iv) written notice from the Seller designating the Effective Date and (v) evidence of payment of any “Upfront Fees” owing under the Restated Fee Letter; provided, that if the Administrator has not received each of the deliverables set forth in this Section 6 on or prior to February 10, 2021, the Effective Date shall not occur and this Amendment shall have no force and effect.
7.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.
8.    Governing Law; Jurisdiction.
8.1    THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK

2
739118025

(INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
8.2    ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.
9.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

3
739118025

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.
WESCO RECEIVABLES CORP.

By:	/s/ Brian M. Begg
Name:	Brian M. Begg
Title:	Treasurer

WESCO DISTRIBUTION, INC.,
as Servicer

By:	/s/ Brian M. Begg
Name:	Brian M. Begg
Title:	Treasurer

S-1    First Amendment to
Fifth A&R RPA
739118025

PNC BANK, NATIONAL ASSOCIATION,
as a Committed Purchaser

By:	/s/ Imad Naja
Name:	Imad Naja
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for PNC Bank, National
Association

By:	/s/ Imad Naja
Name:	Imad Naja
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:	/s/ Imad Naja
Name:	Imad Naja
Title:	Senior Vice President

S-2    First Amendment to
Fifth A&R RPA
739118025

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Committed Purchaser

By:	/s/ William P Rutkowski
Name:	William P Rutkowski
Title:	Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser Agent for Wells Fargo Bank, National Association

By:	/s/ William P Rutkowski
Name:	William P Rutkowski
Title:	Director
S-3    First Amendment to
Fifth A&R RPA
739118025

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Committed Purchaser

By:	/s/ Andrew D. Jones
Name:	Andrew D. Jones
Title:	Managing Director

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for Fifth Third Bank, National Association

By:	/s/ Andrew D. Jones
Name:	Andrew D. Jones
Title:	Managing Director

S-4    First Amendment to
Fifth A&R RPA
739118025

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Committed Purchaser

By:	/s/ Douglas Noe
Name:	Douglas Noe
Title:	Managing Director

THE BANK OF NOVA SCOTIA, as Purchaser Agent for The Bank of Nova Scotia and Liberty Street Funding LLC

By:	/s/ Douglas Noe
Name:	Douglas Noe
Title:	Managing Director

S-5    First Amendment to
Fifth A&R RPA
739118025

COMPUTERSHARE TRUST COMPANY OF CANADA, in its capacity as trustee of RELIANT TRUST, by its U.S. Financial Services Agent, THE TORONTO-DOMINION BANK, as a Conduit Purchaser

By:	/s/ Luna Mills
Name:	Luna Mills
Title:	Managing Director

The TORONTO-DOMINION BANK, as Committed Purchaser

By:	/s/ Luna Mills
Name:	Luna Mills
Title:	Managing Director

The TORONTO-DOMINION BANK, as Purchaser Agent for The Toronto Dominion Bank and Reliant Trust

By:	/s/ Luna Mills
Name:	Luna Mills
Title:	Managing Director

S-6    First Amendment to
Fifth A&R RPA
739118025

BANK OF AMERICA, NATIONAL ASSOCIATION, as a Committed Purchaser

By:	/s/ Christopher Haynes
Name:	Christopher Haynes
Title:	Senior Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as a Purchaser Agent for Bank of America, N.A.

By:	/s/ Christopher Haynes
Name:	Christopher Haynes
Title:	Senior Vice President

S-7    First Amendment to
Fifth A&R RPA
739118025

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Committed Purchaser

By:	/s/ Robert Castro
Name:	Robert Castro
Title:	Authorized Signatory

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Purchaser Agent for Bank of America, N.A.

By:	/s/ Robert Castro
Name:	Robert Castro
Title:	Authorized Signatory

S-8    First Amendment to
Fifth A&R RPA
739118025

HSBC BANK USA, NATIONAL ASSOCIATION, as a Committed Purchaser

By:	/s/ Stephen Santini
Name:	Stephen Santini
Title:	Vice President

HSBC SECURITIES USA INC., as Purchaser Agent for HSBC Bank USA, National Association

By:	/s/ Nicholas Walach
Name:	Nicholas Walach
Title:	Director

S-9    First Amendment to
Fifth A&R RPA
739118025

SCHEDULE VI
COMMITMENTS

PNC BANK, NATIONAL ASSOCIATION,
as a Committed Purchaser for PNC Bank, National Association

Commitment: $265,000,000

FIFTH THIRD BANK, NATIONAL ASSOCIATION
as a Committed Purchaser for Fifth Third Bank, National Association

Commitment: $192,500,000

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Committed Purchaser for Wells Fargo Bank, National Association

Commitment: $205,000,000

THE BANK OF NOVA SCOTIA,
as a Committed Purchaser for Liberty Street Funding LLC

Commitment: $147,500,000

THE TORONTO-DOMINION BANK,
as a Committed Purchaser for Reliant Trust

Commitment: $147,500,000

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Committed Purchaser for Canadian Imperial Bank of Commerce, New York Branch

Commitment: $102,500,000

BANK OF AMERICA, NATIONAL ASSOCIATION,
as a Committed Purchaser for Bank of America, National Association

Commitment: $90,000,000

    Schedule VI
739118025

HSBC BANK USA, NATIONAL ASSOCIATION,
as Committed Purchaser

Commitment: $50,000,000

    Schedule VI
739118025